Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent events
Emergence from Chapter 11
On February 22, 2022, Seadrill concluded its comprehensive restructuring process and emerged from Chapter 11 bankruptcy protection. The restructuring reduced debt obligations under external credit facilities from $5,662 million to $683 million and raised an additional $350 million of liquidity through issuance of new debt. In addition, future obligations under finance lease arrangements in respect of the West Taurus, West Hercules and West Linus were substantially eliminated. Please see note 4 for further details.
NSNCo Emergence
On July 2, 2021, a RSA was reached with the NSNCo Noteholders with regards to a comprehensive restructuring of the debt facility. A key step in the RSA was the sale of the assets of SeaMex out of provisional liquidation to a newly incorporated wholly owned subsidiary of NSNCo under a share purchase agreement. On November 2, 2021, the sale of the assets of SeaMex to a subsidiary of NSNCo was completed.
NSNCo filed a pre-packaged bankruptcy that was heard on January 12, 2022 in a separate petition filing from Seadrill in U.S. Bankruptcy Court for the Southern District of Texas. NSNCo, soon to be Paratus Energy Services, emerged from their Chapter 11 on January 20, 2022. As a result, NSNCo’s net assets, which had a book value of $155 million as at December 31, 2021, and are shown within the held-for-sale line items, were de-recognized and replaced with an equity method investment, representing the 35% retained interest. We anticipate that this will lead to an accounting loss on disposal to be recorded by Seadrill in its first quarter 2022 financial statements. We are still evaluating what the accounting loss will be.
In exchange for Seadrill being released from all guarantees and securities provided to the NSNCo lenders in respect of the notes, we disposed of 65% of our equity interest in NSNCo to the noteholders . Whilst these guarantees have substantial value to all parties, they are not reflected as a discrete liability on Seadrill’s balance sheet under applicable accounting rules. Accordingly, there will be no accounting gain when they are extinguished which is expected to result in the overall accounting loss of disposal referenced. In addition, Seadrill received improved payment priority on certain balances owed by SeaMex to Seadrill and reinstatement of management agreements for SeaMex. The notes were also reinstated on amended terms.
West Linus lease arrangement
On February 19, 2022, Seadrill signed a transition agreement with SFL pursuant to which the West Linus rig will be delivered back to SFL upon assignment of the ConocoPhilips drilling contract to SFL. Seadrill has been leasing the harsh environment jack -up rig, West Linus, from SFL, which had been accounted for as a failed sale leaseback due to contractual purchase obligations in the original charter, resulting in Seadrill recognizing the rig asset on its balance sheet and fair value of the liability to SFL for future bareboat payments within LSTC. The Chapter 11 Proceedings afforded Seadrill the option to reject or amend the lease.
The interim transition bareboat agreement with SFL will see Seadrill continuing to operate the West Linus until the rig is handed back to SFL and a new Manager, Odfjell, for a period of time estimated to last approximately 6 to 9 months from Seadrill’s emergence. The amendment charter no longer contains a purchase obligation and will therefore result in the de-recognition of the rig asset of $175 million and liability of $158 million at emergence from Chapter 11 on February 22, 2022. The interim transition bareboat agreement will be accounted for as a short-term operating lease.
Rig disposals
The West Venture was sold for scrapping to Rota Shipping Inc. for $7 million on January 19, 2022. As the rig was fully impaired the total consideration, less any costs to sell, will be recognized as a gain on disposal.
The Sevan Driller and the Sevan Brasil were sold to New Fortress Energy for $18 million and $6 million respectively on April 7, 2022.